Background and nature of operations	12 Months Ended
Mar. 31, 2018
Disclosure Of Background And Nature Of Operations [Abstract]
Background and nature of operations
1.	Background and nature of operations

Amira Nature Foods Ltd (‘‘ANFI” or ‘‘the Company’’) and its subsidiaries (hereinafter together referred to as ‘‘Amira’’ or ‘‘the Group’’) are engaged primarily in the business of processing, sourcing and selling packaged Indian specialty rice, primarily basmati rice and other food products. The Group sells these products to international buyers (located in Asia Pacific, Europe, Middle East, North Africa and North America), distributors and retail chains in India. The Group has currently one rice processing plant which is located in Gurgaon, India.

ANFI was incorporated on February 20, 2012 and is domiciled in the British Virgin Islands. The principal office of the Company is located at 29E, A.U. Tower Jumeirah Lake Towers Dubai, United Arab Emirates.